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                                                                       Exhibit 7

                            JOINT FILING AGREEMENT

     This will confirm the agreement by and between the undersigned that Amendment No. 3 to the Statement on Schedule 13D (the "Statement") with respect to PacificNet.com, Inc. filed on or about this date is being filed on behalf of the undersigned.

     Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, that each person on whose behalf the Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in one or more counterparts by each of the undersigned, and each of which, taken together, shall constitute one and the same instrument.


Dated: September 7, 2001

                                       1
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                                          FOR AND ON BEHALF OF B2B LTD.


                                          By:  /s/ Lien Kait Long
                                             -----------------------------------
                                          Name:  Lien Kait Long
                                          Title: Director

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                                          FOR AND ON BEHALF OF CHINA STRATEGIC
                                          HOLDINGS LIMITED


                                          By: /s/ Lien Kait Long
                                             ----------------------------------
                                          Name:  Lien Kait Long
                                          Title: Director

                                          FOR AND ON BEHALF OF CALISAN
                                          DEVELOPMENTS LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

                                          FOR AND ON BEHALF OF GREAT DECISION
                                          LIMITED


                                          By:  /s/ Chau Mei Wah, Rosanna
                                             ---------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

                                          FOR AND ON BEHALF OF PAUL Y. - ITC
                                          INVESTMENTS GROUP LIMITED


                                          By:  /s/ Chau Mei Wah, Rosanna
                                             ----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

                                          FOR AND ON BEHALF OF PAUL Y. - ITC
                                          CONSTRUCTION HOLDINGS (B.V.I.) LIMITED


                                          By:  /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

                                          FOR AND ON BEHALF OF PAUL Y. - ITC
                                          CONSTRUCTION HOLDINGS LIMITED


                                          By:  /s/ Chau Mei Wah, Rosanna
                                             ---------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Executive Director

                                          FOR AND ON BEHALF OF HOLLYFIELD
                                          GROUP LIMITED


                                          By:  /s/ Chau Mei Wah, Rosanna
                                             ---------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

                                          FOR AND ON BEHALF OF WELL ORIENT
                                          LIMITED


                                          By:  /s/ Lui Siu Tsuen, Richard
                                             ----------------------------
                                          Name:  Lui Siu Tsuen, Richard
                                          Title: Director

                              FOR AND ON BEHALF OF POWERVOTE TECHNOLOGY LIMITED


                              By: /s/ Lui Siu Tsuen, Richard
                                  ----------------------------
                              Name:  Lui Siu Tsuen, Richard
                              Title: Director

                              FOR AND ON BEHALF OF HANNY MAGNETICS (B.V.I.) LIMITED


                              By: /s/ Lui Siu Tsuen, Richard
                                  ----------------------------
                              Name:  Lui Siu Tsuen, Richard
                              Title: Director

                              FOR AND ON BEHALF OF HANNY HOLDINGS LIMITED


                              By: /s/ Allan Yap
                                  ---------------
                              Name:  Allan Yap
                              Title: Managing Director

                              FOR AND ON BEHALF OF FAMEX INVESTMENT LIMITED


                              By: /s/ Chau Mei Wah, Rosanna
                                  ---------------------------
                              Name:  Chau Mei Wah, Rosanna
                              Title: Director

                              FOR AND ON BEHALF OF MANKAR ASSETS LIMITED


                              By: /s/ Chau Mei Wah, Rosanna
                                  ---------------------------
                              Name:  Chau Mei Wah, Rosanna
                              Title: Director

                              FOR AND ON BEHALF OF ITC INVESTMENT HOLDINGS
                              LIMITED


                              By: /s/ Chau Mei Wah, Rosanna
                                  ---------------------------
                              Name:  Chau Mei Wah, Rosanna
                              Title: Director

                              FOR AND ON BEHALF OF ITC CORPORATION LIMITED


                              By: /s/ Chau Mei Wah, Rosanna
                                  ---------------------------
                              Name:  Chau Mei Wah, Rosanna
                              Title: Managing Director

                              FOR AND ON BEHALF OF GALAXYWAY INVESTMENTS
                              LIMITED


                              By: /s/ Chan Kwok Keung, Charles
                                  ------------------------------
                              Name:  Chan Kwok Keung, Charles
                              Title: Director

                              FOR AND ON BEHALF OF CHINAVIEW INTERNATIONAL
                              LIMITED


                              By: /s/ Chan Kwok Keung, Charles
                                  ------------------------------
                              Name:  Chan Kwok Keung, Charles
                              Title: Director

                              /s/ Chan Kwok Keung, Charles
                              ----------------------------------
                              Name: Mr. Chan Kwok Keung, Charles

                                       20